                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2004

                              STANADYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   333-45823               22-2940378
(State or other jurisdiction of      (Commission            (IRS Employer
        Incorporation)               File Number)        Identification No.)


               92 Deerfield Road, Windsor, Connecticut 06095-4209
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (860) 525-0821

                                       N/A
          (former name or former address if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Stanadyne Corporation (the "Company") is furnishing the following results of operations, cash flows and financial condition for the quarter ended June 30, 2004. Pursuant to General Instruction B.6 of Form 8-K, the information in this report is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction.

The Company is a leading designer and manufacturer of highly-engineered, precision manufactured engine components. The Company's two reporting segments are Precision Products and Precision Engine. Precision Products manufactures its own proprietary products including pumps for gasoline and diesel engines, injectors and filtration systems for diesel engines, and various non-proprietary products manufactured under contract for other companies. Precision Engine manufactures valve train components including roller-rocker arm assemblies, hydraulic valve lifters and lash adjusters for gasoline and diesel engines.

The Company's sales totaled $92.1 million and $174.0 million for the three months and six months ended June 30, 2004 respectively, representing increases of 25.3% and 20.6% when compared to the same periods of 2003. Continued strength in demand from the off-highway markets for the Company's products drove most of this increase. Sales to off-highway markets accounted for 63.3% of 2004 year-to-date sales. Sales to the original equipment manufacturers ("OEMs") and the service markets increased by $15.2 million and $14.5 million, respectively, for the first six months of 2004 compared to the first six months of 2003.

Net income in the first six months of 2004 grew to $11.1 million or 6.4% of net sales - representing an increase of 77.3% from the net income of $6.3 million or 4.4% for the same period last year. These results include $2.0 million in 2004 and $2.4 million in 2003 of pension expense which included $0.2 million and $0.3 million respectively of actuarial losses and amortization of prior service costs. These results also include $0.9 million of income in 2004 and $0.1 million of expense in 2003 for amounts related to the Company's post retirement healthcare and life insurance benefit plans, which include $1.3 million of income and $0.8 million of income, respectively, of amortized actuarial gains in prior service costs.

Historical results are not necessarily indicative of future performances. Future performances may be impacted by: (1) increased competition; (2) increased costs;
(3) loss or retirement of key members of management; (4) increases in the Company's cost of borrowing or inability or unavailability of additional debt or equity capital; (5) loss of material customers; (6) adverse state or federal legislation or regulation or adverse determinations in pending litigation; (7) changes in the value of the U.S. dollar relative to foreign currencies of countries where the Company conducts its business; and (8) changes in general economic conditions and/or in the automobile, light duty trucks, agricultural and construction vehicles and equipment, industrial products and marine equipment markets in which the Company competes. Many of such factors are beyond the control of the Company and its management. Any forward-looking statements contained in this report speak only as of the date on which such statements were made. The Company assumes no duty to update them, reflect new, changing or unanticipated events or circumstances.

Tables Follow:

                     STANADYNE CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                           (UNAUDITED)
                                                                             June 30,     DECEMBER 31,
                                                                               2004           2003
                                                                               ----           ----
                                    ASSETS
Current assets:
   Cash and cash equivalents                                                  $ 18,948      $ 17,977
   Accounts receivable, net                                                     52,483        38,903
   Inventories, net                                                             36,139        30,094
   Prepaid expenses and other current assets                                     1,870         2,552
   Deferred income taxes                                                         4,723         4,471
                                                                              --------      --------
                                    Total current assets                       114,163        93,997
Property, plant and equipment, net                                             100,971       106,250
Goodwill                                                                        71,082        70,819
Intangible and other assets, net                                                 7,372         8,390
Due from Stanadyne Automotive Holding Corp.                                      4,231         4,269
                                                                              --------      --------
                                    Total assets                              $297,819      $283,725
                                                                              ========      ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                           $ 26,450      $ 22,719
   Accrued liabilities                                                          28,623        31,249
   Current maturities of long-term debt                                          6,645         6,523
   Current installments of capital lease obligations                               290           280
                                                                              --------      --------
                                    Total current liabilities                   62,008        60,771
Long-term debt, excluding current maturities                                    86,651        88,631
Deferred income taxes                                                            3,202            --
Capital lease obligations, excluding current installments                          567           653
Other noncurrent liabilities                                                    51,564        51,332
                                                                              --------      --------
                                    Total liabilities                          203,992       201,387
                                                                              --------      --------
Minority interest in consolidated subsidiary                                       204           238
Commitments and contingencies                                                       --            --
Stockholders' equity:
   Common stock                                                                     --            --
   Additional paid-in capital                                                   59,858        59,858
   Other accumulated comprehensive income                                        1,859         1,479
   Retained earnings                                                            31,906        20,763
                                    Total stockholders' equity                  93,623        82,100
                                                                              --------      --------
      Total liabilities and stockholders' equity                              $297,819      $283,725
                                                                              ========      ========

                     STANADYNE CORPORATION AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                                    Three Months Ended              Six Months Ended
                                                                    ------------------              ----------------
                                                                 June 30,        June 30,        June 30,         June 30,
                                                                   2004            2003            2004             2003
                                                                   ----            ----            ----             ----
Net sales                                                        $  92,067       $  73,467       $ 174,024       $ 144,334
Cost of goods sold                                                  71,010          57,889         136,226         114,946
                                                                 ---------       ---------       ---------       ---------
Gross profit                                                        21,057          15,578          37,798          29,388
Selling, general and administrative expenses                         8,754           6,515          16,280          14,305
Amortization of intangibles                                            341             625             685           1,241
Management fees                                                        275             275             550             550
                                                                 ---------       ---------       ---------       ---------
Operating income                                                    11,687           8,163          20,283          13,292
Other income (expenses):
   Gain from extinguishment of debt                                     --              --              --             813
   Interest, net                                                    (1,947)         (2,056)         (3,913)         (4,180)
                                                                 ---------       ---------       ---------       ---------
Income before income taxes and minority interest                     9,740           6,107          16,370           9,925
Income taxes                                                         2,741           2,499           5,261           3,800
                                                                 ---------       ---------       ---------       ---------
Income before minority interest                                      6,999           3,608          11,109           6,125
Minority interest in (gain) loss of consolidated subsidiary             (7)             86              34             159
                                                                 ---------       ---------       ---------       ---------
Net income                                                       $   6,992       $   3,694       $  11,143       $   6,284
                                                                 =========       =========       =========       =========

                     STANADYNE CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                              Six Months       Six Months
                                                                 Ended            Ended
                                                               June 30,         June 30,
                                                                 2004             2003
                                                                 ----             ----
Cash flows from operating activities:
   Net income                                                   $ 11,143       $  6,284
   Adjustments to reconcile net income to net
   cash provided by operating activities:
      Depreciation and amortization                               10,276         10,458
      Deferred income tax expense (benefit)                        3,096           (106)
      Loss applicable to minority interest                           (34)          (159)
      Loss on disposal of property, plant and equipment              187             28
      Changes in operating assets and liabilities                (17,690)        (2,789)
                                                                --------       --------
         Net cash provided by operating activities                 6,978         13,716
                                                                --------       --------
Cash flows from investing activities:
   Capital expenditures                                           (4,226)        (5,362)
   Proceeds from disposal of property, plant and equipment             5              2
                                                                --------       --------
         Net cash used in investing activities                    (4,221)        (5,360)
                                                                --------       --------
Cash flows from financing activities:
   Proceeds on foreign term loan                                      --          1,396
   Net proceeds on foreign overdraft facilities                      107            822
   Principal payments on long-term debt                           (2,009)        (8,889)
   Payments of capital lease obligations                             (92)           (63)
   Proceeds from investment by minority interest                      --            205
                                                                --------       --------
         Net cash used in financing activities                    (1,994)        (6,529)
                                                                --------       --------
Cash and cash equivalents:
   Net increase in cash and cash equivalents                         763          1,827
   Effect of exchange rate changes on cash                           208           (558)
   Cash and cash equivalents at beginning of period               17,977          4,683
                                                                --------       --------
   Cash and cash equivalents at end of period                   $ 18,948       $  5,952
                                                                ========       ========

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Stanadyne Corporation
                                       ---------------------
                                           (Registrant)

Date: July 16, 2004                    /s/ Stephen S. Langin
                                       ---------------------
                                       Stephen S. Langin
                                       Vice President and
                                       Chief Financial Officer

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